UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                                     of the

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 24, 2000

                           Chattown.com Network, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

      0-22373                                            58-2027283
      -------                                            ----------
(Commission File Number)                    (IRS Employer Identification Number)


                          c/o Richard Surber, President
                         268 West 400 South, Suite #300
                           Salt Lake City, Utah 84101
                           --------------------------
                    (Address of principal executive offices)

                             (801) 575-8073 Ext. 106
                             -----------------------
              (Registrant's telephone number, including area code)










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ITEM 4.           Changes in Registrant's Certifying Accountant

On March 14, 2000, Chattown.com Network, Inc. ("the Company" formerly known as Vaxcel, Inc.) dismissed Ernst & Young LLP ("E&Y), the principal accountant previously engaged to audit the Company's financial statements. Effective March 14, 2000, the Company retained Tanner + Co. ("Tanner") as the principal accountants to replace E&Y. The Company's audit committee and board of directors approved the change of accountants from E&Y to Tanner.

The audit reports of E&Y on the Company's financial statements for the fiscal years ending December 31, 1997 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 1997 and 1998 and the subsequent interim periods through March 14, 2000, the date of termination, the Company had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused E&Y to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 1997 and 1998, and the subsequent interim period through March 14, 2000, the date of termination, and prior to such appointment, the Company did not consult with Tanner regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Tanner in respect to these matters during that time.

The Company provided E&Y with a copy of this amended report prior to filing it with the SEC. The Company requested that E&Y furnish the Company with a letter to the SEC stating whether E&Y agrees with the above statements. A copy of that letter dated March 23, 2000 is filed as Exhibit 16 to this Form 8-K/A.

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ITEM 7.           Financial Statements and Exhibits

(b)(1)   Pro Forma Financial Statements.

         None.

(c)(1)   Exhibits.  The following are exhibits included as part of this report:

                   SEC Reference
Exhibit Number        Number         Title of Document             Location
--------------    ---------------    -----------------             --------
16                   16.01           Letter from Ernst &           This filing
                                     Young, LLP, relating
                                     to its  dismissal as
                                     the     Registrant's
                                     independent
                                     auditors.

Dated: March 24, 2000


                                            Chattown.com Network, Inc.


                                       By:  /s/ Richard D. Surber
                                          -----------------------------
                                            Name:    Richard D. Surber
                                            Title:   President

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